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                                                                EXHIBIT 23.2




                         Independent Auditor's Consent



The Board of Directors
Brooks Fiber Properties, Inc.:

We consent to the use of our reports on Brooks Fiber Properties, Inc. and Metro Access Networks, Inc. herein in the Registration Statement on Form S-4.



                                                KPMG Peat Marwick LLP

St. Louis, Missouri
June 13, 1997